UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Report): MARCH 17, 1997

                           THE NATIONAL REGISTRY INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-20270                                      95-4346070
     ------------------------                      ---------------------
     (Commission File Number)                         (I.R.S. Employer
                                                   Identification Number)

            2502 ROCKY POINT DRIVE
               TAMPA, FLORIDA                             33607
     --------------------------------------             ---------
    (Address of Principal Executive Offices)           (Zip Code)



                                 (813) 636-0099
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 1.        CHANGE IN CONTROL OF REGISTRANT

               Not applicable

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               Not applicable.

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               Not applicable.

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Not applicable.

ITEM 5.        OTHER EVENTS

               The attached exhibits are incorporated by reference herein, and the description set forth below is qualified in its entirety by reference to such exhibits.

               On March 17, 1997, The National Registry, Inc. issued a press release announcing the results of its operations for the year ended December 31, 1996.

ITEM 6.        RESIGNATION OF REGISTRANT'S DIRECTORS

               Not applicable.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a)      Not applicable.

               (b)      Not applicable.

               (c)      Exhibits

               The exhibits listed on the Exhibit Index on page 4 are filed as part of this Report.

ITEM 8.        CHANGE IN FISCAL YEAR

               Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE NATIONAL REGISTRY INC.


                                        By:  /s/ JOHN L. GUSTAFSON
                                            --------------------------
                                            Name:  John L. Gustafson
                                            Title: President and Chief Executive
                                                   Officer

Date:    March 17, 1997

                                  EXHIBIT INDEX

EXHIBIT                                                                 PAGE NO.
-------                                                                 -------


99.1      Press release dated March 17, 1997.                              5

99.2      Financial Statements of The National Registry Inc.               6
          for the years ended December 31, 1996, 1995 and 1994.